SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT, dated as of May 2, 2003 (this "Amendment"), to the Credit Agreement referred to below, is entered into by and among GOTTSCHALKS INC., a Delaware corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as a Lender, and as Agent for Lenders, THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender, LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, LLC, as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION, as a Lender, and FOOTHILL CAPITAL CORPORATION, as a Lender.

W I T N E S S E T H

WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of January 31, 2002, as amended by that certain First Amendment to Credit Agreement dated as of February 22, 2002, as amended by that certain Second Amendment dated as of March 22, 2002, as amended by that certain Third Amendment to Credit Agreement dated as of April 30, 2002, as amended by that certain Consent and Fourth Amendment to Credit Agreement dated as of January 30, 2003, as amended by that certain Fifth Amendment to Credit Agreement dated as of January 30, 2003, and as amended by that certain Sixth Amendment to Credit Agreement dated as of February 28, 2003 (as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, Borrower has requested that Agent and Lenders amend the Credit Agreement to permit the Borrower to repurchase $2,000,000 worth of its capital Stock;

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree upon the terms and conditions set forth herein as follows:

    Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto. This Amendment shall be deemed a Loan Document for all purposes.
    Amendment to the Credit Agreement. The Credit Agreement is hereby amended as of the Amendment Effective Date (as hereinafter defined) as follows:
      Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new section to read as follows:

      6.14 Restricted Payments. No Credit Party shall make any Restricted Payment, except (a) dividends and distributions by Subsidiaries of Borrower paid to Borrower, (b) employee loans permitted under Section 6.4(b), (c) payment of interest on Subordinated Debt so long as no Default or Event of Default has occurred and is continuing, and (d) that through January 31, 2004, Borrower, from time to time, may make open market purchases of the Borrower's common Stock on a public exchange provided that: (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the total amount expended by Borrower in making such purchases does not exceed $2,000,000 in the aggregate, and (iii) Borrower makes all such purchases in accordance with all applicable laws.

      The definition of "Cash Capital Expenditures" is hereby deleted in its entirety from Annex A to the Credit Agreement and replaced with the following new definition:

      "Cash Capital Expenditures" means, for any period, all Capital Expenditures for such period, plus the aggregate amount of payments made pursuant to Section 6.14(d), less the amount of cash proceeds (other than Liquidity Event Proceeds) received by Borrower during such period from any Indebtedness, sale/leaseback transaction or landlord reimbursement relating to Capital Expenditures (and permitted under the Agreement).

      The definition of "Fiscal Year" is hereby deleted in its entirety from Annex A to the Credit Agreement and replaced with the following new definition:

      "Fiscal Year" means any of the annual accounting periods of Borrower beginning in any calendar year and ending on the Saturday nearest January 31 of the following year. For further clarification, references to "Fiscal Year 2003" refer to the Fiscal Year ending on the Saturday nearest January 31, 2004.

      Subsection (c) of Annex G to the Credit Agreement is deleted in its entirety and replaced with the following new subsection to read as follows:

    (c) Maximum Cash Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Cash Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

Fiscal Year	Maximum Capital Expenditures for such Fiscal Year
2002	$12,000,000
2003	$9,000,000
2004	$20,000,000

  Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants that:
      The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by Borrower: (a) is within Borrower's organizational power; (b) has been duly authorized by all necessary or proper corporate and shareholder action; (c) does not contravene any provision of Borrower's charter or bylaws or equivalent organizational documents; (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) does not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent pursuant to the Loan Documents; and (g) does not require the consent or approval of any Governmental Authority or any other Person.
      This Amendment has been duly executed and delivered by or on behalf of Borrower.
      This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
      No Default has occurred and is continuing after giving effect to this Amendment.
      No action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
      The representations and warranties of Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.
  No Other Amendments. Except as expressly amended herein, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
  Outstanding Indebtedness; Waiver of Claims. Borrower hereby acknowledges and agrees that as of May 2, 2003 the aggregate outstanding principal amount of the Revolving Loans is $93,545,407 and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrower hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, "Claims"), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Amendment Effective Date, provided, that Borrower does not waive any Claim to the extent such Claim relates solely to the Agent's or any Lender's gross negligence or willful misconduct.
  Expenses. Borrower hereby reaffirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
  Effectiveness. This Amendment shall become effective as of May 2, 2003 (the "Amendment Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
      Documents. Agent shall have received this Amendment duly executed and delivered by Agent, each Lender, and Borrower and consented and agreed to by GCRC.
      Amendment Fee. Borrower shall have paid to Agent, for the benefit of the Lenders, an amendment fee in the amount of $25,000.
      Payment of Expenses. Borrower shall have paid to Agent and Lenders all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent or Lenders (including, without limitation, reasonable legal fees and expenses).
      Representations and Warranties. All representations and warranties of or on behalf of the Credit Parties or GCRC in this Amendment and all the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this Section 7 have been satisfied.
  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
  Counterparts. This Amendment may be executed by the parties hereto on ny number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOTTSCHALKS INC.

By: /s/ Michael Geele

Title: Senior Vice President/Chief Financial Officer

GENERAL ELECTRIC CAPITAL

CORPORATION,

as Agent and Lender

By: /s/ Todd Gronski

Title: Its Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT INC.,

as Lender

By: /s/ Adrian Avalos

Title: Vice President

FOOTHILL CAPITAL CORPORATION,

as Lender

By: /s/ Juan Barrera

Title: Assistant Vice President

LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, INC., as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION N.A.,

as Lender

By: /s David Molinario

Title: Vice President

[Signature Page to Seventh Amendment]

Acknowledgment, Consent and Agreement to Seventh Amendment to Credit Agreement:

The undersigned hereby (i) acknowledges and consents to each of the amendments to the Credit Agreement effected by this Amendment and (ii) confirms and agrees that its obligations under the GCRC Letter shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

Acknowledged, consented and agreed to as of May 2, 2003.

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, a Delaware corporation

By: /s/ Michael Geele

Title: President

[GCRC Consent to 7th Amendment]